AXS Real Estate Income ETF

Ticker Symbol: RINC

A series of Investment Managers Series Trust II

Supplement dated May 13, 2024, to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

IMPORTANT NOTICE REGARDING PLANNED CHANGES IN FUND INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Change in Investment Objective and Principal Investment Strategies

Effective on or about July 15, 2024 (the “Effective Date”), the Fund’s investment objective will be replaced with the following:

The investment objective of the AXS Real Estate Income ETF (the “Fund”) is to seek a combination of capital appreciation and current income.

Effective on or about the Effective Date, the Fund’s principal investment strategies will be replaced with the following:

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in income producing real estate securities. The Fund’s investments in real estate securities primarily include common and preferred securities of U.S. publicly traded real estate investment trusts (“REITs”) that focus on owning commercial and residential mortgages (“mREITs”), and publicly traded closed-end funds that invest primarily in mortgage-backed securities (“mCEFs”). The Fund may invest in securities of issuers of any market capitalization.

The Fund typically invests 70% to 100% of its total assets in securities included in the Gapstow Real Estate Income Index (the “Index”), and the remainder in preferred securities of mREITs. The Index constituents are primarily common stocks of mREITs, but also include, to a lesser extent, mCEFs. mREITs are real estate-related equity securities that generate income on loans by investing in mortgages, mortgage-backed securities, and related real estate assets. For the Fund to own a preferred security, it must meet minimum market liquidity requirements and other criteria. The Fund’s investment advisor determines the allocation between Index components and preferred securities of mREITs on a quarterly basis based on the advisor’s macroeconomic outlook, expected capital appreciation, and income potential.

With respect to the portion of the Fund’s investments in Index constituents, the Fund uses a “passive management” (or an indexing) approach to track the performance, before fees and expenses, of the Index. With respect to the portion of the Fund’s investments in Index constituents, the Fund will generally use a “replication” strategy, meaning it generally will invest in all of the securities of the Index in approximately the same proportion as in the Index. However, when the Fund’s investment advisor believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs; an Index constituent becomes temporarily illiquid, unavailable, or less liquid; or as a result of legal restrictions or limitations that apply to the Fund but not to the Index), the Fund may use a “representative sampling” strategy. Representative sampling is an indexing strategy that involves investing in a sample of the component securities in the Index, the risk, return and other characteristics of which closely resemble the risk, return and other characteristics of the Index as a whole. The Index was created by Gapstow Capital Partners (“Gapstow” or the “Index Provider”). Gapstow is not affiliated with the Fund or the Fund’s investment advisor. As of December 31, 2023, the Index was comprised of 28 mREITs. No mCEFs met the criteria for inclusion in the Index as of December 31, 2023.

To be eligible for inclusion in the Index, an mREIT or mCEF must have (i) been trading for at least 90 days, (ii) an average daily trading volume of above $750,000 over the last six months and (iii) an average market capitalization above $500 million over the last six months. Gapstow classifies each constituent into one of the following three real estate debt sectors for weighting purposes, as discussed further below:

•            Commercial real estate lending,

•            Non-agency real estate debt, or

•            Agency real estate debt.

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Within the Index, each constituent is assigned an initial neutral weight based on its real estate debt sector and the number of constituents in the sector. For example, the commercial real estate lending sector has a neutral weight of 50% of the Index, and if there are 12 securities in the sector, each security in the commercial real estate lending sector will have a neutral constituent weight of 4.2%. The non-agency real estate debt and agency real estate debt sectors will each have a neutral weight of 25%.

The Index is reconstituted semi-annually, effective on the first business day (i.e., NYSE trading day) of April and October. The Index’s exposure may change significantly with each reconstitution or due to market movements between reconstitutions. The Index is rebalanced to neutral sector and constituent weights each quarter. Gapstow analyzes the constituents once a year to ensure they are still properly classified.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer, or a smaller number of issuers, than a diversified fund.

To the extent the Index concentrates in the securities of a particular industry or group of related industries, the Fund will concentrate its investments (i.e., holds more than 25% of its total assets) to approximately the same extent as the Index. As of the date of this Prospectus, the Index is currently concentrated in commercial real estate debt.

In addition, the following risks will be added to the Fund’s principal risks or, as applicable, replace existing risk disclosure:

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Financial Sector Risk. Performance of companies in the financial sector, including mREITs, may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Passive Investment Risk. A portion of the Fund seeks to track the performance of the Index by investing invest in all of the component common securities of the Index in approximately the same proportion as in the Index. The performance of the Index and the portion of the Fund seeking to track the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the portion of the Fund seeking to track the Index may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. With respect to the portion of the Fund that seeks to track the Index, the Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Please file this Supplement with your records.

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